UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                    FORM 8-K


Date of Report (Date of earliest event reported)    July 16, 2003
                                                 -------------------------------


                             VOLUNTEER BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


    Tennessee                       000-22473                    62-1271025
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(State or other jurisdiction       (Commission                (I.R.S. Employer
   of incorporation)               File Number)              Identification No.)


210 E. Main Street, Rogersville, Tennessee                           37879
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (423) 272-2200
                                                   -----------------------------


                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

     On July 16, 2003, the Board of Directors of Volunteer Bancorp, Inc. (the "Company") dismissed Welch & Associates, Ltd. ("Welch") as the Company's independent auditors and engaged Crowe Chizek and Company LLC ("Crowe Chizek") to serve as the Company's independent auditors for the year ended December 31, 2003. The determination to replace Welch was recommended by the audit committee and approved by the full Board of Directors of the Company.

     The report of Welch with respect to the Company for the years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and December 31, 2002 and through the date hereof, there were no disagreements between the Company and Welch on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Welch, would have caused Welch to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such year.

     During the last two completed fiscal years and through the date hereof, the Company did not consult with Crowe Chizek regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or reportable event with Welch.

     Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that Welch furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Welch agrees with the above statements. A copy of such letter, dated July 21, 2003, is filed as Exhibit 16 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.


     (c)  Exhibits.

     The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                     Description
-------                    -----------

 16 Letter from Welch & Associates, Ltd. to the Securities and Exchange Commission dated July 21, 2003.





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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 VOLUNTEER BANCORP, INC.


Date: July 21, 2003

                                 By: /s/ Reed D. Matney
                                     -------------------------------------------
                                     Reed D. Matney
                                     President








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